UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2026
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 8.01 Other Events.

On January 27, 2026, Designer Brands Inc. (the “Company”) filed a motion for a temporary restraining order and/or preliminary injunction and a complaint for declaratory and injunctive relief in the Court of Common Pleas, in Franklin County, Ohio (the “Court”) to enjoin the purported termination by Worldpay, LLC fka Vantiv, LLC (“Worldpay”), effective as of February 2, 2026, of a Bank Card Merchant Agreement, dated on or about September 12, 2014 (the “Agreement”), pursuant to which Worldpay provides the Company and its affiliates with credit and debit card processing services for in-store and online transactions. The Agreement, by its terms, is set to expire on May 31, 2026. On January 28, 2026, the Court issued a temporary restraining order enjoining Worldpay from terminating the Agreement and ceasing its performance under the Agreement prior to May 31, 2026. The order issued by the Court found, among other things, that the Company is more likely than not to succeed on the merits of its claim for breach of contract and declaratory relief. The Court will hear the Company’s motion for preliminary injunction on a date to be determined.

Worldpay’s purported termination of the Agreement was pursuant to a termination notice (the “Notice”) delivered by Worldpay to the Company on January 22, 2026. In connection with the Notice, Worldpay offered to continue providing credit and debit card processing services to the Company for a 3-month transition period during which the Company could transition its credit and debit card processing requirements to another vendor or vendors. The Company has been engaged in discussions with Worldpay to determine whether mutually acceptable commercial terms for an amendment to the Agreement can be concluded so that Worldpay can continue to provide credit and debit card processing services during the proposed transition period. After the Court issued the temporary restraining order, Worldpay served a notice of non-renewal of the Agreement providing that the Agreement will expire by its terms on May 31, 2026, in the event that the Notice does not otherwise terminate the Agreement on an earlier date.

The Notice alleged an event of default under the Agreement based on a failure by the Company to comply with a financial metric specified in the Agreement. Following receipt of the Notice, the Company reviewed both the Agreement and its financial statements and confirmed its belief that it has been and remains in compliance with the terms of the Agreement and that an event of default under the Agreement has not occurred. Accordingly, the Company believes no default occurred under the Agreement. The Company had not anticipated Worldpay serving either the Notice or a notice of non-renewal of the existing term of the Agreement because Worldpay had given numerous assurances to the Company that it desired to extend the term of the Agreement and also provide additional services not then covered by the Agreement. Worldpay is demanding fees during its proposed transition period that are substantially more than those it would otherwise be entitled to under the Agreement through the end of the existing term and the Company has asserted that these fees are commercially unreasonable. The Company intends to vigorously enforce its contractual rights and Worldpay’s obligations under the Agreement and is seeking damages in addition to injunctive relief.

Worldpay has been paid in full and on-time during the nearly 12-year term of the Agreement and no sums are currently past due and outstanding from the Company to Worldpay.

    Worldpay is the sole credit and debit card processor for the Company’s nearly 500 DSW Designer Shoe Warehouse stores in the United States, at which credit and debit card transactions represent a nearly all sales, and the processor of more than half of the Company’s online sales in the United States. If the Court does not grant the injunctive relief we are seeking and / or we are unable to agree upon mutually acceptable terms for Worldpay to provide transition services, in either case, with the result that Worldpay discontinues credit and debit card processing services before the Company can engage an alternative vendor, we may be unable to process a majority of our credit card transactions in-store or online consistent with our prior practices. This could have a material adverse effect on the operation of our business and our financial performance. Regardless of the outcome of the legal proceedings referred to in this Current Report on Form 8-K, the Company is working to expeditiously identify short-, medium- and long-term solutions to its credit and debit card processing needs, whether with Worldpay during its proposed transition period or other qualified vendors, including those with which the Company has an existing relationship.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “believes,” “could,” “continues,” “may,” “will,” “intends,” “should,” “would,” or the negative of such terms, or other comparable terminology, and include statements about the Agreement, the Notice, the temporary restraining order, and the possible impacts, if any, on the Company should Worldpay cease providing its services under the Agreement. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-Looking statements and such risks, uncertainties, and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions, or circumstance on which any such statement is based, except to the extent otherwise required by applicable law.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Lisa M. Yerrace
Lisa M. Yerrace
Senior Vice President, General Counsel and Corporate Secretary

Date:	January 29, 2026